AMERCIAN EXPRESS(R) ANNUITIES

IDS LIFE OF NEW YORK SYMPHONY ANNUITY

2001 ANNUAL REPORT FOR:
-    IDS LIFE OF NEW YORK SYMPHONY ANNUITY

2002 PROSPECTUS FOR:
-    GREENWICH STREET SERIES FUND

[(R) AMERICAN EXPRESS LOGO]

ISSUED BY: IDS LIFE INSURANCE COMPANY OF NEW YORK

IDS LIFE OF NEW YORK ACCOUNT SBS - IDS LIFE OF NEW YORK SYMPHONY ANNUITY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of IDS Life of New York Account SBS - IDS Life of New York Symphony Annuity (comprised of subaccounts BSI, BCR, BAP, BDS, BEX, BTR, BIH, BMO, BEM, BEG, BGI and BIE) as of December 31, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of IDS Life of New York Account SBS - IDS Life of New York Symphony Annuity at December 31, 2001 and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Minneapolis, Minnesota
March 22, 2002

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                                   ----------------------------------------------------
DECEMBER 31, 2001                                                       BCR         BAP          BDS         BEX
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
   at cost                                                          $   28,111   $1,126,888   $  588,700   $  158,285
                                                                   ----------------------------------------------------
   at market value                                                  $   20,834   $1,724,800   $  540,430   $  290,106
Dividends receivable                                                        --           --           --           --
Receivable from mutual funds and portfolios for share redemptions           --        2,210          705          375
                                                                   ----------------------------------------------------
Total assets                                                            20,834    1,727,010      541,135      290,481
                                                                   ====================================================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                           22        1,835          588          306
   Administrative charge                                                     4          367          117           61
   Certificate terminations                                                 --            8           --            8
Payable to mutual funds and portfolios for investments purchased            --           --           --           --
                                                                   ----------------------------------------------------
Total liabilities                                                           26        2,210          705          375
                                                                   ----------------------------------------------------
Net assets applicable to contracts in accumulation period           $   20,808   $1,724,800   $  540,430   $  290,106
                                                                   ====================================================
Accumulation units outstanding                                          14,517      757,595      367,946      116,261
                                                                   ====================================================
Net asset value per accumulation unit                               $     1.43   $     2.28   $     1.47   $     2.50
                                                                   ====================================================
                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                                 ------------------------------
DECEMBER 31, 2001                                                      BTR           BIH
-----------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
   at cost                                                            $  750,956   $  605,789
                                                                  ------------------------------
   at market value                                                    $  985,206   $  575,814
Dividends receivable                                                          --           --
Receivable from mutual funds and portfolios for share redemptions          1,278          736
                                                                  ------------------------------
Total assets                                                             986,484      576,550
                                                                  ==============================
LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                          1,058          613
   Administrative charge                                                     212          123
   Certificate terminations                                                    8           --
Payable to mutual funds and portfolios for investments purchased              --           --
Total liabilities                                                          1,278          736
                                                                  ------------------------------
Net assets applicable to contracts in accumulation period             $  985,206   $  575,814
                                                                  ==============================
Accumulation units outstanding                                           375,513      411,445
                                                                  ==============================
Net asset value per accumulation unit                                 $     2.62   $     1.40
                                                                  ==============================

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                   -----------------------------------------------------------------
DECEMBER 31, 2001 (CONTINUED)                                          BMO        BEM           BEG            BGI           BIE
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in shares of mutual funds and portfolios:
   at cost                                                         $  689,577   $  417,052   $  1,667,697  $  1,611,379  $  687,621
                                                                   -----------------------------------------------------------------
   at market value                                                 $  689,562   $  258,120   $  1,009,932  $    913,004  $  299,132
Dividends receivable                                                      348           --             --            --          --
Receivable from mutual funds and portfolios for share redemptions         879          339          1,279         1,162         379
                                                                   -----------------------------------------------------------------
Total assets                                                          690,789      258,459      1,011,211       914,166     299,511
                                                                   =================================================================

LIABILITIES
Payable to IDS Life of New York for:
   Mortality and expense risk fee                                         733          283          1,066           963         316
   Administrative charge                                                  146           56            213           193          63
   Certificate terminations                                                --           --             --             6          --
Payable to mutual funds and portfolios for investments purchased          348           --             --            --          --
                                                                   -----------------------------------------------------------------
Total liabilities                                                       1,227          339          1,279         1,162         379
                                                                   -----------------------------------------------------------------
Net assets applicable to contracts in accumulation period          $  689,562   $  258,120   $  1,009,932  $    913,004  $  299,132
                                                                   =================================================================
Accumulation units outstanding                                        549,517      164,508        166,433       468,023     257,321
                                                                   =================================================================
Net asset value per accumulation unit                              $     1.25   $     1.57   $       6.07  $       1.95  $     1.16
                                                                   =================================================================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                                               --------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                                       BCR        BAP        BDS        BEX
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                               $      67  $  21,591  $  62,269  $   3,396
Variable account expenses                                                            338     29,806     10,760      5,914
                                                                               --------------------------------------------
Investment income (loss)-- net                                                      (271)    (8,215)    51,509     (2,518)
                                                                               ============================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                             1,669    724,748    292,133    285,017
   Cost of investments sold                                                        2,136    457,450    309,965    152,701
                                                                               --------------------------------------------
Net realized gain (loss) on sales of investments                                    (467)   267,298    (17,832)   132,316
Distributions from capital gains                                                      --         --         --         --
Net change in unrealized appreciation or depreciation of investments              (4,476)  (375,633)   (20,237)  (213,492)
                                                                               --------------------------------------------
Net gain (loss) on investments                                                    (4,943)  (108,335)   (38,069)   (81,176)
                                                                               --------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  (5,214) $(116,550) $  13,440  $ (83,694)
                                                                               ============================================

                                                                               SEGREGATED ASSET SUBACCOUNTS
                                                                               ----------------------------
YEAR ENDED DECEMBER 31, 2001                                                         BTR        BIH
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                                $    9,257  $  59,444
Variable account expenses                                                           21,095     12,875
                                                                               ----------------------------
Investment income (loss)-- net                                                     (11,838)    46,569
                                                                               ============================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                             887,956    735,871
   Cost of investments sold                                                        607,545    759,610
                                                                               ----------------------------
Net realized gain (loss) on sales of investments                                   280,411    (23,739)
Distributions from capital gains                                                   136,742         --
Net change in unrealized appreciation or depreciation of investments              (512,278)    27,400
                                                                               ----------------------------
Net gain (loss) on investments                                                     (95,125)     3,661
                                                                               ----------------------------
Net increase (decrease) in net assets resulting from operations                 $ (106,963) $  50,230
                                                                               ============================

                                                                                                 SEGREGATED ASSET SUBACCOUNTS
                                                                               -----------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                                          BMO       BEM         BEG       BGI         BIE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                               $ 17,569  $ 16,105   $      --  $  16,330  $      --
Variable account expenses                                                         9,685     6,171      18,503     14,843      6,487
                                                                               -----------------------------------------------------
Investment income (loss)-- net                                                    7,884     9,934     (18,503)     1,487     (6,487)
                                                                               =====================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET
Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                            9,794   277,478     293,435    144,184    128,014
   Cost of investments sold                                                       9,794   342,430     388,410    222,865    167,619
                                                                               -----------------------------------------------------
Net realized gain (loss) on sales of investments                                     --   (64,952)    (94,975)   (78,681)   (39,605)
Distributions from capital gains                                                     --    99,880     996,700    267,180    303,063
Net change in unrealized appreciation or depreciation of investments                (15) (122,773)   (978,426)  (358,332)  (417,952)
                                                                               -----------------------------------------------------
Net gain (loss) on investments                                                      (15)  (87,845)    (76,701)  (169,833)  (154,494)
                                                                               -----------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $  7,869  $(77,911)  $ (95,204) $(168,346) $(160,981)
                                                                               =====================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             SEGREGATED ASSET SUBACCOUNTS
                                                                       -------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001                                                BCR             BAP               BDS           BEX
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss)-- net                                         $       (271)   $     (8,215)     $   51,509    $   (2,518)
Net realized gain (loss) on sales of investments                               (467)        267,298         (17,832)      132,316
Distributions from capital gains                                                 --              --              --            --
Net change in unrealized appreciation or depreciation of investments         (4,476)       (375,633)        (20,237)     (213,492)
                                                                       -------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations              (5,214)       (116,550)         13,440       (83,694)
                                                                       =============================================================
CERTIFICATE TRANSACTIONS
Net transfers(1)                                                                 --           8,877         (55,548)     (177,074)
Certificate terminations:
   Surrender benefits and certificate charges                                (1,324)       (691,394)       (225,803)     (102,022)
                                                                       -------------------------------------------------------------
Increase (decrease) from certificate transactions                            (1,324)       (682,517)       (281,351)     (279,096)
                                                                       -------------------------------------------------------------
Net assets at beginning of year                                              27,346       2,523,867         808,341       652,896
                                                                       -------------------------------------------------------------
Net assets at end of year                                              $     20,808    $  1,724,800      $  540,430    $  290,106
                                                                       =============================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                       15,389       1,048,531         559,254       226,490
Net transfers(1)                                                                 --           3,575         (37,324)      (70,548)
Certificate terminations:
   Surrender benefits and certificate charges                                  (872)       (294,511)       (153,984)      (39,681)
                                                                       -------------------------------------------------------------
Units outstanding at end of year                                             14,517         757,595         367,946       116,261
                                                                       =============================================================


                                                                       SEGREGATED ASSET SUBACCOUNTS
                                                                       ----------------------------
YEAR ENDED DECEMBER 31, 2001                                               BTR           BIH
---------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss)-- net                                         $  (11,838)  $    46,569
Net realized gain (loss) on sales of investments                          280,411       (23,739)
Distributions from capital gains                                          136,742            --
Net change in unrealized appreciation or depreciation of investments     (512,278)       27,400
                                                                       ----------------------------
Net increase (decrease) in net assets resulting from operations          (106,963)       50,230
                                                                       ============================
CERTIFICATE TRANSACTIONS
Net transfers(1)                                                          (21,960)      (19,375)
Certificate terminations:
   Surrender benefits and certificate charges                            (836,447)     (694,006)
                                                                       ----------------------------
Increase (decrease) from certificate transactions                        (858,407)     (713,381)
                                                                       ----------------------------
Net assets at beginning of year                                         1,950,576     1,238,965
                                                                       ----------------------------
Net assets at end of year                                              $  985,206   $   575,814
                                                                       ============================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                    693,740       936,437
Net transfers(1)                                                           (7,977)      (14,240)
Certificate terminations:
   Surrender benefits and certificate charges                            (310,250)     (510,752)
                                                                       ----------------------------
Units outstanding at end of year                                          375,513       411,445
                                                                       ============================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                     ---------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001 (CONTINUED)                                  BMO         BEM           BEG        BGI         BIE
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss)-- net                                       $    7,884   $    9,934    $  (18,503)  $   1,487  $   (6,487)
Net realized gain (loss) on sales of investments                             --      (64,952)      (94,975)    (78,681)    (39,605)
Distributions from capital gains                                             --       99,880       996,700     267,180     303,063
Net change in unrealized appreciation or depreciation of investments        (15)    (122,773)     (978,426)   (358,332)   (417,952)
                                                                     ---------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations           7,869      (77,911)      (95,204)   (168,346)   (160,981)
                                                                     ===============================================================
CERTIFICATE TRANSACTIONS
Net transfers(1)                                                        220,676      (95,522)        1,608      10,000       1,251
Certificate terminations:
   Surrender benefits and certificate charges                              (300)    (172,513)     (274,954)   (129,335)   (121,505)
                                                                     ---------------------------------------------------------------
Increase (decrease) from certificate transactions                       220,376     (268,035)     (273,346)   (119,335)   (120,254)
                                                                     ---------------------------------------------------------------
Net assets at beginning of year                                         461,317      604,066     1,378,482   1,200,685     580,367
                                                                     ---------------------------------------------------------------
Net assets at end of year                                            $  689,562   $  258,120    $1,009,932  $  913,004  $  299,132
                                                                     ===============================================================
ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                  372,674      317,055       211,865     526,590     340,278
Net transfers(1)                                                        177,082      (52,992)           --       4,685          --
Certificate terminations:
   Surrender benefits and certificate charges                              (239)     (99,555)      (45,432)    (63,252)    (82,957)
                                                                     ---------------------------------------------------------------
Units outstanding at end of year                                        549,517      164,508       166,433     468,023     257,321
                                                                     ===============================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         SEGREGATED ASSET SUBACCOUNTS
                                                                       ------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000                                                BSI          BCR           BAP            BDS
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss)-- net                                         $      226     $   2,634     $   17,842    $   74,872
Net realized gain (loss) on investments                                    (1,925)          327        680,667         8,919
Net change in unrealized appreciation or depreciation of investments        1,769        (9,381)      (770,196)      (71,202)
                                                                       ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                70        (6,420)       (71,687)       12,589
                                                                       ======================================================

CERTIFICATE TRANSACTIONS
Certificate purchase payments                                                  --            --            120            --
Net transfers(1)                                                               --         6,920       (130,687)     (159,541)
Certificate terminations:
   Surrender benefits and certificate charges                             (14,245)       (1,710)      (263,769)
   Death benefits                                                              --            --        (59,334)      (83,120)
                                                                       ------------------------------------------------------
Increase (decrease) from certificate transactions                         (14,245)        5,210     (1,594,386)     (506,430)
                                                                       ------------------------------------------------------
Net assets at beginning of year                                            14,175        28,556      4,189,940     1,302,182
                                                                       ------------------------------------------------------
Net assets at end of year                                              $       --       $27,346     $2,523,867    $  808,341
                                                                       ======================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                     12,680        13,063      1,705,979       912,546
Certificate purchase payments                                                  --            --             50            --
Net transfers(1)                                                               --         3,156        (52,172)     (110,445)
Certificate terminations:
   Surrender benefits and certificate charges                             (12,680)         (830)      (581,761)     (184,788)
   Death benefits                                                              --            --        (23,565)      (58,059)
                                                                       ------------------------------------------------------
Units outstanding at end of year                                               --        15,389      1,048,531       559,254
                                                                       ======================================================

                                                                                     SEGREGATED ASSET SUBACCOUNTS
                                                                              ---------------------------------------
YEAR ENDED DECEMBER 31, 2000                                                        BEG          BEM          BEX
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss)-- net                                                $    765,672   $  150,770  $    (7,617)
Net realized gain (loss) on investments                                           631,109      (11,482)      233,868
Net change in unrealized appreciation or depreciation of investments             (898,974)     (25,666)     (303,971)
                                                                              ---------------------------------------
Net increase (decrease) in net assets resulting from operations                   497,807      113,622       (77,720)
                                                                              =======================================

CERTIFICATE TRANSACTIONS
Certificate purchase payments                                                          --          122           122
Net transfers(1)                                                                  126,305     (117,794)     (158,036)
Certificate terminations:
   Surrender benefits and certificate charges                                  (1,370,839)    (227,807)     (185,896)
   Death benefits                                                                      --        1,332          (965)
                                                                              ---------------------------------------
Increase (decrease) from certificate transactions                              (1,244,534)    (344,147)     (344,775)
                                                                              ---------------------------------------
Net assets at beginning of year                                                 2,125,209      834,591     1,075,391
                                                                              ---------------------------------------
Net assets at end of year                                                     $ 1,378,482    $ 604,066   $   652,896
                                                                              =======================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                            417,096      514,226       333,886
Certificate purchase payments                                                          --           71            38
Net transfers(1)                                                                   14,445      (64,176)      (49,276)
Certificate terminations:
   Surrender benefits and certificate charges                                    (219,676)    (133,066)      (58,158)
   Death benefits                                                                      --           --            --
                                                                              ---------------------------------------
Units outstanding at end of year                                                  211,865      317,055       226,490
                                                                              =======================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SEGREGATED ASSET SUBACCOUNTS
                                                                     -----------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000 (CONTINUED)                                  BGI         BIH          BIE         BMO          BTR
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Investment income (loss)-- net                                       $  716,416   $  102,826  $  249,802   $ 16,675   $  125,218
Net realized gain (loss) on investments                                     978      (42,750)    177,958         --      272,909
Net change in unrealized appreciation or depreciation of investments   (677,360)      47,119    (635,112)        --      (16,947)
                                                                     -----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          40,034      107,195    (207,352)    16,675      381,180
                                                                     ===========================================================

CERTIFICATE TRANSACTIONS
Certificate purchase payments                                               122          120          --         --           --
Net transfers(1)                                                       (125,237)      59,984     (19,272)        --      (81,477)
Certificate terminations:
   Surrender benefits and certificate charges                          (589,878)    (531,677)   (509,425)      (270)    (630,312)
   Death benefits                                                        (1,138)     (14,803)    (31,978)        --      (17,664)
                                                                     -----------------------------------------------------------
Increase (decrease) from certificate transactions                      (716,131)    (486,376)   (560,675)      (270)    (729,453)
                                                                     -----------------------------------------------------------
Net assets at beginning of year                                       1,876,782    1,618,146   1,348,394    444,912    2,298,849
                                                                     -----------------------------------------------------------
Net assets at end of year                                            $1,200,685   $1,238,965  $  580,367   $461,317   $1,950,576
                                                                     ===========================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                                  847,557    1,323,638     628,560    372,896      970,516
Certificate purchase payments                                                55           98          --         --           --
Net transfers(1)                                                        (54,887)      48,879     (11,364)        --      (29,271)
Certificate terminations:
   Surrender benefits and certificate charges                          (266,135)    (424,266)   (261,704)      (222)    (240,539)
   Death benefits                                                                    (11,912)    (15,214)        --       (6,966)
                                                                     -----------------------------------------------------------
Units outstanding at end of year                                        526,590      936,437     340,278    372,674      693,740
                                                                     ===========================================================

(1)  Includes transfer activity from (to) other subaccounts and transfers from
     (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life of New York Account SBS (the Variable Account) was established on Oct. 8, 1991 under New York law as a single unit investment trust of IDS Life Insurance Company of New York (IDS Life of New York) under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on March 15, 1993.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

SUBACCOUNT     INVESTS EXCLUSIVELY IN SHARES OF                                      INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------------------
BSI            AXP(R) Variable Portfolio - Bond Fund                                 IDS Life Insurance Company(1)
BCR            AXP(R) Variable Portfolio - Capital Resource Fund                     IDS Life Insurance Company(1)
BAP            Appreciation Portfolio                                                Smith Barney Fund Management LLC (SBFM)
BDS            Diversified Strategic Income Portfolio                                Smith Barney Fund Management LLC (SBFM)(2)
BEX            Equity Index Portfolio - Class I                                      Travelers Investment Management Company
BTR            Fundamental Value Portfolio                                           Smith Barney Fund Management LLC (SBFM)
                  (previously Total Return Portfolio)
BIH            Intermediate High Grade Portfolio                                     Smith Barney Fund Management LLC (SBFM)
BMO            Money Market Portfolio                                                Smith Barney Fund Management LLC (SBFM)
BEM            Salomon Brothers Variable All Cap Value Fund                          Salomon Brothers Asset Management Inc. (SaBam)
                  (previously Equity Income Portfolio)
BEG            Salomon Brothers Variable Emerging Growth Fund                        Salomon Brothers Asset Management Inc. (SaBam)
                  (previously Emerging Growth Portfolio)
BGI            Salomon Brothers Variable Growth and Income Fund                      Salomon Brothers Asset Management Inc. (SaBam)
                  (previously Growth and Income Portfolio)
BIE            Salomon Brothers Variable International Equity Fund                   Salomon Brothers Asset Management Inc. (SaBam)
                  (previously International Equity Portfolio)
------------------------------------------------------------------------------------------------------------------------------------

(1) American Express Financial Corporation (AEFC) is the investment adviser.
(2) Smith Barney Global Capital Management, Inc. is the sub-investment adviser.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

IDS Life of New York serves as issuer of the contracts.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUND

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. VARIABLE ACCOUNT EXPENSES

IDS Life of New York makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the certificate owners and annuitants will not affect the Account. IDS Life of New York deducts a daily mortality and expense risk fee equal, on an annual basis, to 1.25% of the average daily net assets of each subaccount.

4. CONTRACT CHARGES

IDS Life of New York deducts a certificate administrative charge of $30 per year. This charge reimburses IDS Life of New York for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying certificate value.

5. SURRENDER CHARGES

IDS Life of New York will use a surrender charge to help it recover certain expenses related to the sale of the annuity. A surrender charge of up to 6% may be deducted for surrenders up to the first six payment years following a purchase payment. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $1,093,596 in 2001 and $921,090 in 2000. Such charges are not treated as a separate expense of the subaccounts. They are ultimately deducted from certificate surrender benefits paid by IDS Life of New York.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to IDS Life Insurance Company (IDS Life) in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                  PERCENTAGE RANGE
----------------------------------------------------------------------
AXP(R)Variable Portfolio - Capital Resource Fund      0.630% to 0.570%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.25% for each Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

FUND                                                  PERCENTAGE RANGE
----------------------------------------------------------------------
AXP(R)Variable Portfolio - Capital Resource Fund      0.050% to 0.030%

The AXP(R)Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT IN SHARES

The subaccounts' investments in shares of the Funds as of Dec. 31, 2001 were as follows:

SUBACCOUNT     INVESTMENT                                                                             SHARES             NAV
------------------------------------------------------------------------------------------------------------------------------
BCR            AXP(R)Variable Portfolio - Capital Resource Fund                                           960           $21.69
BAP            Appreciation Portfolio                                                                  79,631            21.66
BDS            Diversified Strategic Income Portfolio                                                  59,193             9.13
BEX            Equity Index Portfolio                                                                  10,284            28.21
BTR            Fundamental Value Portfolio                                                             51,636            19.08
                  (previously Total Return Portfolio)
BIH            Intermediate High Grade Portfolio                                                       59,918             9.61
BMO            Money Market Portfolio                                                                 689,562             1.00
BEM            Salomon Brothers Variable All Cap Value Fund                                            42,315             6.10
                  (previously Equity Income Portfolio)
BEG            Salomon Brothers Variable Emerging Growth Fund                                          38,873            25.98
                  (previously Emerging Growth Portfolio)
BGI            Salomon Brothers Variable Growth and Income Fund                                       186,327             4.90
                  (previously Growth and Income Portfolio)
BIE            Salomon Brothers Variable International Equity Fund                                     32,836             9.11
                  (previously International Equity Portfolio)

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:

SUBACCOUNT     INVESTMENT                                                                                        PURCHASES
------------------------------------------------------------------------------------------------------------------------------------
BCR            AXP(R)Variable Portfolio - Capital Resource Fund                                                  $     67
BAP            Appreciation Portfolio                                                                              34,009
BDS            Diversified Strategic Income Portfolio                                                              62,291
BEX            Equity Index Portfolio                                                                               3,395
BTR            Fundamental Value Portfolio (previously Total Return Portfolio)                                    154,445
BIH            Intermediate High Grade Portfolio                                                                   69,059
BMO            Money Market Portfolio                                                                             238,054
BEM            Salomon Brothers Variable All Cap Value Fund                                                       119,257
                  (previously Equity Income Portfolio)
BEG            Salomon Brothers Variable Emerging Growth Fund                                                     998,286
                  (previously Emerging Growth Portfolio)
BGI            Salomon Brothers Variable Growth and Income Fund                                                   293,510
                  (previously Growth and Income Portfolio)
BIE            Salomon Brothers Variable International Equity Fund                                                304,336
                  (previously International Equity Portfolio)
------------------------------------------------------------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the subaccounts.


                                                                              BSI(4)  BCR      BAP      BDS     BEX      BTR
                                                                              --------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value                                                       $1.12   $1.78   $ 2.41    $1.45    $2.88   $2.81
--------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value                                                       $1.12   $1.43   $ 2.28    $1.47    $2.50   $2.62
Units (000s)                                                                     --      15      758      368      116     376
Net assets (000s)                                                                --   $  21   $1,725    $ 540     $290   $ 985
--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31, 2001
Investment income(1)                                                             --    0.30%    1.10%    8.77%    0.86%   0.66%
Expense ratio(2)                                                               1.50%   1.50%    1.50%    1.50%    1.50%   1.50%
Total return(3)                                                                0.00% (19.66%)  (5.39%)   1.38%  (13.19%) (6.76%)
--------------------------------------------------------------------------------------------------------------------------------

                                                                              BIH     BMO     BEM      BEG       BGI    BIE
                                                                              --------------------------------------------------
AT DEC. 31, 2000
Accumulation unit value                                                       $1.32   $1.24    $1.91    $6.51    $2.28   $1.71
--------------------------------------------------------------------------------------------------------------------------------
AT DEC. 31, 2001
Accumulation unit value                                                       $1.40   $1.25    $1.57    $6.07    $1.95   $1.16
Units (000s)                                                                    411     550      165      166      468     257
Net assets (000s)                                                             $ 576   $ 690    $ 258   $1,010    $ 913   $ 299
--------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DEC. 31, 2001
Investment income(1)                                                           7.03%   2.74%    3.93%      --     1.66%     --
Expense ratio(2)                                                               1.50%   1.50%    1.50%    1.50%    1.50%   1.50%
Total return(3)                                                                6.06%   0.81%  (17.80%)  (6.76%)  14.47% (32.16%)
--------------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

(4)  The subaccount had no activity in 2001.

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,                                2001     2000     1999    1998     1997     1996     1995    1994     1993
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BSI(1) (INVESTING IN SHARES OF
  AXP(R)VARIABLE PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period     $1.12    $1.12    $1.12   $1.12    $1.09    $1.12    $0.99   $1.00        --
Accumulation unit value at end of period           $1.12    $1.12    $1.12    $1.12   $1.12    $1.09    $1.12   $0.99        --
Number of accumulation units
  outstanding at end of period (000 omitted)          --       --       13       15      13       --       --      --        --
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%   1.50%       --
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BCR(1) (INVESTING IN SHARES OF AXP(R)
  VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period     $1.78    $2.19    $1.79    $1.47   $1.20    $1.13    $1.01    $1.00       --
Accumulation unit value at end of period           $1.43    $1.78    $2.19    $1.79   $1.47    $1.20    $1.13    $1.01       --
Number of accumulation units outstanding
  at end of period (000 omitted)                      15       15       13       14      13       13       --       --       --
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%      --
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BMG(1) (INVESTING IN SHARES OF AXP(R)
  VARIABLE PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period     $1.73    $1.97    $1.87    $1.64   $1.39    $1.21    $0.99    $1.00       --
Accumulation unit value at end of period           $1.49    $1.73    $1.97    $1.87   $1.64    $1.39    $1.21    $0.99       --
Number of accumulation units outstanding
  at end of period (000 omitted)                      --       --       --       --      --       12       --       --       --
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%    1.50%      --
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BAP(2) (INVESTING IN SHARES
  OF APPRECIATION PORTFOLIO)
Accumulation unit value at beginning of period     $2.41    $2.45    $2.20    $1.88    $1.51   $1.28    $1.01    $1.03    $1.00
Accumulation unit value at end of period           $2.28    $2.41    $2.45    $2.20    $1.88   $1.51    $1.28    $1.01    $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                        758    1,049    1,706    2,641    3,082   3,249    3,536    3,267    2,093
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BDS(2) (INVESTING IN SHARES OF
  DIVERSIFIED STRATEGIC INCOME PORTFOLIO)
Accumulation unit value at beginning of period     $1.45    $1.43    $1.42    $1.36    $1.28   $1.16    $1.02    $1.06    $1.00
Accumulation unit value at end of period           $1.47    $1.45    $1.43    $1.42    $1.36   $1.28    $1.16    $1.02    $1.06
Number of accumulation units outstanding at
  end of period (000 omitted)                        368      559      913    1,507    1,841   2,397    2,704    2,866    2,055
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BEX(2) (INVESTING IN SHARES
  OF EQUITY INDEX PORFOLIO - CLASS I)
Accumulation unit value at beginning of period     $2.88    $3.22    $2.71    $2.14    $1.64   $1.37    $1.02    $1.03    $1.00
Accumulation unit value at end of period           $2.50    $2.88    $3.22    $2.71    $2.14   $1.64    $1.37    $1.02    $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                        116      226      334    1,141    1,247   1,208    1,249    1,274    1,128
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%     1.50%   1.50%    1.50%    1.50%    1.50%
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BTR(3) (INVESTING IN SHARES OF
  FUNDAMENTAL VALUE PORTFOLIO)
  (PREVIOUSLY TOTAL RETURN PORTFOLIO)
Accumulation unit value at beginning of period     $2.81    $2.37    $1.97   $1.91     $1.66    $1.34   $1.09    $1.03    $1.00
Accumulation unit value at end of period           $2.62    $2.81    $2.37   $1.97     $1.91    $1.66   $1.34    $1.09    $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                        376      694      971   1,206     1,430    1,396   1,401      975      211
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%     1.50%    1.50%   1.50%    1.50%    1.50%
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BIH(2) (INVESTING IN SHARES OF
  INTERMEDIATE HIGH GRADE PORTFOLIO)
Accumulation unit value at beginning of period     $1.32    $1.22    $1.29   $1.22     $1.14    $1.14   $0.98    $1.03    $1.00
Accumulation unit value at end of period           $1.40    $1.32    $1.22   $1.29     $1.22    $1.14   $1.14    $0.98    $1.03
Number of accumulation units outstanding at
  end of period (000 omitted)                        411      936    1,324   1,533     1,684    1,324   1,390      734      733
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%   1.50%     1.50%
--------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                                2001     2000     1999    1998     1997     1996     1995    1994    1993
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BMO(2) (INVESTING IN SHARES OF
  MONEY MARKET PORTFOLIO)
Accumulation unit value at beginning of period     $1.24    $1.19    $1.16   $1.13    $1.10    $1.07    $1.03   $1.01   $1.00
Accumulation unit value at end of period           $1.25    $1.24    $1.19   $1.16    $1.13    $1.10    $1.07   $1.03   $1.01
Number of accumulation units outstanding at
  end of period (000 omitted)                        550      373      373     458      460      343      395     539     450
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%   1.50%   1.50%
Simple yield(4)                                       --     3.81%    2.90%   2.43%    3.05%    2.52%    2.75%   2.14%    .70%
Compound yield(4)                                     --     3.89%    2.94%   2.46%    3.09%    2.55%    2.79%   2.16%    .70%
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BEM(2) (INVESTING IN SHARES OF
  SALOMON BROTHERS VARIABLE ALL CAP VALUE FUND)
  (PREVIOUSLY EQUITY INCOME PORTFOLIO)
Accumulation unit value at beginning of period     $1.91    $1.62    $1.73   $1.50    $1.23    $1.18    $0.90   $1.02    $1.00
Accumulation unit value at end of period           $1.57    $1.91    $1.62   $1.73    $1.50    $1.23    $1.18   $0.90    $1.02
Number of accumulation units outstanding at
   end of period (000 omitted)                       165      317      514     945    1,115    1,410    1,677   1,926    1,561
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%   1.50%    1.50%
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BEG(3) (INVESTING IN SHARES OF
  SALOMON BROTHERS VARIABLE EMERGING GROWTH FUND)
  (PREVIOUSLY EMERGING GROWTH PORTFOLIO)
Accumulation unit value at beginning of period     $6.51    $5.10    $2.50   $1.85    $1.55    $1.33    $0.95   $1.04    $1.00
Accumulation unit value at end of period           $6.07    $6.51    $5.10   $2.50    $1.85    $1.55    $1.33   $0.95    $1.04
Number of accumulation units outstanding at
  end of period (000 omitted)                        166      212      417     486      582      635      727     706      148
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%   1.50%    1.50%
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BGI(2) (INVESTING IN SHARES OF SALOMON
  BROTHERS VARIABLE GROWTH AND INCOME FUND)
  (PREVIOUSLY GROWTH AND INCOME PORTFOLIO)
Accumulation unit value at beginning of period     $2.28    $2.21    $2.03   $1.84    $1.52    $1.29    $1.00   $1.05     $1.00
Accumulation unit value at end of period           $1.95    $2.28    $2.21   $2.03    $1.84    $1.52    $1.29   $1.00     $1.05
Number of accumulation units outstanding at
  end of period (000 omitted)                        468      527      848   1,554    1,709    1,764    1,819   1,820     1,335
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%   1.50%     1.50%
--------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT BIE(3) (INVESTING IN SHARES OF SALOMON
  BROTHERS VARIABLE INTERNATIONAL EQUITY FUND)
  (PREVIOUSLY INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit value at beginning of period     $1.71    $2.15    $1.31   $1.12    $1.16    $0.97    $0.91   $1.00     $1.00
Accumulation unit value at end of period           $1.16    $1.71    $2.15   $1.31    $1.12    $1.16    $0.97   $0.91     $1.00
Number of accumulation units outstanding at
  end of period (000 omitted)                        257      340      629     888    1,227    1,430    1,467   1,872       315
Ratio of operating expense to average net assets    1.50%    1.50%    1.50%   1.50%    1.50%    1.50%    1.50%   1.50%     1.50%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Operations commenced on Nov. 28, 1994.
(2)  Operations commenced on March 15, 1993.
(3)  Operations commenced on Dec. 3, 1993.
(4) Net of annual certificate administrative charge and mortality and expense risk fee.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


ERNST & YOUNG  LLP


Minneapolis, Minnesota
January 28, 2002

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Balance Sheets

December 31, (In thousands, except share amounts)                                                     2001          2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $404,427)                             $       --    $  405,816
      Available-for-sale, at fair value (amortized cost: 2001, $1,030,059; 2000, $554,452)          1,037,153       538,438
   Common stocks                                                                                          179         1,286
   Mortgage loans on real estate                                                                      124,705       144,121
   Policy loans                                                                                        31,273        30,894
                                                                                                       ------        ------
      Total investments                                                                             1,193,310     1,120,555
Cash and cash equivalents                                                                              17,365        39,213
Amounts recoverable from reinsurers                                                                    15,901        10,210
Amounts due from brokers                                                                                   --           877
Accounts receivable                                                                                     2,105         2,249
Premiums due                                                                                              395           344
Accrued investment income                                                                              15,976        18,546
Deferred policy acquisition costs                                                                     155,996       146,036
Other assets                                                                                            4,793           727
Separate account assets                                                                             1,418,527     1,667,031
                                                                                                    ---------     ---------
Total assets                                                                                       $2,824,368    $3,005,788
                                                                                                   ==========    ==========
Liabilities and Stockholder's Equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                              $  776,490    $  770,774
      Universal life-type insurance                                                                   164,258       160,301
      Traditional life, disability income and long-term care insurance                                 87,898        76,097
   Policy claims and other policyholders' funds                                                         6,804         2,943
   Amounts due to brokers                                                                              31,487            --
   Deferred income taxes, net                                                                           3,782           516
   Other liabilities                                                                                   18,659        18,591
   Separate account liabilities                                                                     1,418,527     1,667,031
                                                                                                    ---------     ---------
      Total liabilities                                                                             2,507,905     2,696,253
                                                                                                    ---------     ---------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $10 par value per share; 200,000 shares authorized, issued and outstanding            2,000         2,000
   Additional paid-in capital                                                                          49,000        49,000
   Accumulated other comprehensive income (loss):
      Net unrealized securities gain (loss)                                                             4,588       (10,324)
   Retained earnings                                                                                  260,875       268,859
                                                                                                      -------       -------
      Total stockholder's equity                                                                      316,463       309,535
                                                                                                      -------       -------
Total liabilities and stockholder's equity                                                         $2,824,368    $3,005,788
                                                                                                   ==========    ==========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Income

Years ended December 31, (In thousands)                                                 2001            2000          1999
Revenues
Traditional life, disability income and long-term care insurance premiums             $ 20,566       $ 18,196      $ 15,613
Contractholder charges                                                                  27,179         24,101        22,502
Mortality and expense risk fees                                                         16,182         20,449        17,019
Net investment income                                                                   79,172         91,491        95,514
Net realized (losses) gains on investments                                             (26,426)           839         1,386
                                                                                       -------            ---         -----
      Total revenues                                                                   116,673        155,076       152,034
                                                                                       -------        -------       -------

Benefits and Expenses Death and other benefits:
   Traditional life, disability income and long-term care insurance                      6,282          5,510         5,579
   Universal life-type insurance and investment contracts                               11,669          4,724         6,313
Increase in liabilities for future policy benefits for traditional life,
   disability income and long-term care insurance                                        7,776          8,371         6,098
Interest credited on universal life-type insurance and investment contracts             48,064         47,715        50,767
Amortization of deferred policy acquisition costs                                       16,253         14,680        15,283
Other insurance and operating expenses                                                  13,928         11,670        10,429
                                                                                        ------         ------        ------
      Total benefits and expenses                                                      103,972         92,670        94,469
                                                                                       -------         ------        ------
Income before income taxes                                                              12,701         62,406        57,565
Income taxes                                                                             4,685         22,323        19,241
                                                                                         -----         ------        ------
Net income                                                                            $  8,016       $ 40,083      $ 38,324
                                                                                      ========       ========      ========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Stockholder's Equity

                                                                                               Accumulated
                                                                                                  other
                                                                                Additional    comprehensive                Total
                                                                    Capital       paid-in    income (loss),  Retained  stockholder's
For the three years ended December 31, 2001 (In thousands)           stock        capital      net of tax    earnings     equity
Balance, January 1, 1999                                             $2,000      $49,000        $ 11,014      $217,452     $279,466
Comprehensive income:
   Net income                                                            --           --              --        38,324       38,324
   Unrealized holding losses arising during the year, net of
      deferred policy acquisition costs of $737 and income
      taxes of $13,537                                                   --           --         (25,140)           --      (25,140)
   Reclassification adjustment for losses included in net income,
      net of income tax of $452                                          --           --            (840)           --         (840)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive loss                                              --           --         (25,980)           --      (25,980)
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      12,344
Cash dividends                                                           --           --              --       (12,000)     (12,000)
                                                                      -----       ------         -------       -------      -------

Balance, December 31, 1999                                            2,000       49,000         (14,966)      243,776      279,810
Comprehensive income:
   Net income                                                            --           --              --        40,083       40,083
   Unrealized holding gains arising during the year, net of
      deferred policy acquisition costs of ($137) and
      income taxes of ($3,038)                                           --           --           5,641            --        5,641
   Reclassification adjustment for gains included in net income,
      net of income tax of $537                                          --           --            (999)           --         (999)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive income                                            --           --           4,642            --        4,642
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      44,725
Cash dividends                                                           --           --              --       (15,000)     (15,000)
                                                                      -----       ------         -------       -------      -------

Balance, December 31, 2000                                            2,000       49,000         (10,324)      268,859      309,535
Comprehensive income:
   Net income                                                            --           --              --         8,016        8,016
   Cumulative effect of adopting SFAS No 133, net of
      income tax benefit of $486                                         --           --            (903)           --         (903)
   Unrealized holding gains arising during the year, net of
      deferred policy acquisition costs of ($416) and
      income taxes of ($16,188)                                          --           --          30,065            --       30,065
   Reclassification adjustment for losses included in net income,
      net of income tax benefit of $7,673                                --           --         (14,250)           --      (14,250)
                                                                      -----       ------         -------       -------      -------
   Other comprehensive income                                            --           --          14,912            --       14,912
                                                                      -----       ------         -------       -------      -------
   Comprehensive income                                                                                                      22,928
Cash dividends                                                           --           --              --       (16,000)     (16,000)
                                                                      -----       ------         -------       -------      -------
Balance, December 31, 2001                                           $2,000      $49,000       $   4,588      $260,875     $316,463
                                                                     ======      =======       =========      ========     ========

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Statements of Cash Flows

Years ended December 31, (In thousands)                                                 2001            2000          1999

Cash flows from operating activities
Net income                                                                           $   8,016      $  40,083     $  38,324
Adjustments to reconcile net income to net cash provided by operating activities:
   Policy loans, excluding universal life-type insurance:
      Issuance                                                                          (2,781)        (3,556)       (3,063)
      Repayment                                                                          3,167          2,953         2,826
   Change in accrued investment income                                                   2,570           (181)        1,528
   Change in amounts recoverable from reinsurers                                        (5,691)        (3,296)       (2,837)
   Change in premiums due                                                                  (51)          (145)            5
   Change in accounts receivable                                                           144         (1,682)          275
   Change in other assets                                                               (4,203)           133           319
   Change in deferred policy acquisition costs, net                                    (10,376)        (9,944)       (6,015)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                    11,801         11,819         8,368
   Change in policy claims and other policyholder's funds                                3,861            360          (522)
   Deferred income tax (benefit) provision                                              (4,763)         1,898         2,196
   Change in other liabilities                                                              68         (2,844)       (3,513)
   Amortization of premium (accretion of discount), net                                  3,477          1,353        (1,794)
   Net realized losses (gains) on investments                                           26,426           (839)       (1,386)
   Contractholder charges, non-cash                                                    (12,632)        (9,232)       (9,875)
   Other, net                                                                             (599)        (1,826)        1,859
                                                                                          ----         ------         -----
      Net cash provided by operating activities                                         18,434         25,054        26,695
                                                                                        ------         ------        ------
Cash flows from investing activities
Held-to-maturity securities:
   Purchases                                                                                --         (4,487)           --
   Maturities, sinking fund payments and calls                                              --         31,178        37,852
   Sales                                                                                    --             --           790
Available-for-sale securities:
   Purchases                                                                          (429,487)      (100,905)     (155,690)
   Maturities, sinking fund payments and calls                                         117,961         34,202        50,515
   Sales                                                                               214,426         91,946        89,683
Other investments, excluding policy loans:
   Purchases                                                                              (309)            --        (3,598)
   Sales                                                                                19,223         10,838        16,671
Change in amounts due from brokers                                                         877           (877)           --
Change in amounts due to brokers                                                        31,487             --        (4,507)
                                                                                        ------         ------        ------
   Net cash (used in) provided by investing activities                                 (45,822)        61,895        31,716
                                                                                       -------         ------        ------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                              56,228         51,419        68,978
   Surrenders and death benefits                                                       (81,988)      (137,239)     (159,161)
   Interest credited to account balances                                                48,064         47,715        50,767
Universal life-type insurance policy loans:
   Issuance                                                                             (4,308)        (6,847)       (5,057)
   Repayment                                                                             3,544          4,085         3,186
Cash dividends                                                                         (16,000)       (15,000)      (12,000)
                                                                                       -------        -------       -------
   Net cash provided by (used in) financing activities                                   5,540        (55,867)      (53,287)
                                                                                         -----        -------       -------
Net (decrease) increase in cash and cash equivalents                                   (21,848)        31,082         5,124
Cash and cash equivalents at beginning of year                                          39,213          8,131         3,007
                                                                                        ------          -----         -----
Cash and cash equivalents at end of year                                             $  17,365      $  39,213     $   8,131
                                                                                     =========      =========     =========
Supplemental disclosures:
   Income taxes paid                                                                 $   5,408      $  21,427     $  20,670
   Interest on borrowings                                                                   35             80           124

See accompanying notes to financial statements.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Notes to Financial Statements

(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company is a wholly-owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company.

The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of mortality and expense risk and other fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges.

Profits on fixed universal life insurance are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable universal life insurance also include mortality and expense risk fees. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense risk fees are received from the variable life insurance separate accounts.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Basis of presentation
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 9. Certain prior year's amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual future cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans
Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for deferred annuities are amortized using the interest method. The costs for universal life and variable universal life insurance are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For fixed and variable universal life insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Unlocking adjustments resulted in a net increase in amortization of $2,300 in 2001 and a net decrease in amortization of $1,200 in 2000. Net unlocking adjustments in 1999 were not significant.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for universal life and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, a tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting developments
In July 2000, the Financial Accounting Standards Board's (FASB) Emerging Issues Task Force issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain structured securities. Although there was no significant impact resulting from the adoption of Issue 99-20, the Company holds structured securities that are accounted for under Issue 99-20.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The Company held no derivative positions during 2001 or 2000.

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The adoption of SFAS No. 133 did not have a significant impact on the Company's financial position or results of operations.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $405,816 and net unrealized losses of $1,389 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31, 2001:

                                                                                          Gross         Gross
                                                                        Amortized      unrealized    unrealized       Fair
                                                                          cost            gains        losses         value
Fixed maturity securities:
   U.S. Government agency obligations                                 $      433       $    35        $    11    $      457
   Corporate bonds and obligations                                       688,952        17,292         12,149       694,095
   Mortgage-backed securities                                            340,674         4,804          2,877       342,601
                                                                         -------         -----          -----       -------
Total fixed maturity securities                                       $1,030,059       $22,131        $15,037    $1,037,153
                                                                      ==========       =======        =======    ==========
Common stocks                                                         $       76       $   103        $    --    $      179
                                                                      ==========       =======        =======    ==========

The amortized cost and fair value of fixed maturity securities at December 31, 2001 by contractual maturity are as follows:
                                                          Amortized        Fair
                                                            cost           value
Due within one year                                     $   92,755    $   94,496
Due from one to five years                                 164,837       171,497
Due from five to ten years                                 321,846       323,561
Due in more than ten years                                 109,947       104,998
Mortgage-backed securities                                 340,674       342,601
                                                           -------       -------
Total                                                   $1,030,059    $1,037,153
                                                        ==========    ==========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:

                                                                                         Gross          Gross
                                                                        Amortized      unrealized     unrealized      Fair
Held-to-maturity                                                          cost            gains         losses        value
Fixed maturities:
   U.S. Government agency obligations                                   $  2,299        $   40         $   25      $  2,314
   Corporate bonds and obligations                                       363,322         8,013          9,667       361,668
   Mortgage-backed securities                                             40,195           263             13        40,445
                                                                          ------           ---             --        ------
Total fixed maturity securities                                         $405,816        $8,316         $9,705      $404,427
                                                                        ========        ======         ======      ========

                                                                                          Gross         Gross
                                                                         Amortized     unrealized    unrealized        Fair
Available-for-sale                                                         cost           gains        losses          value
Fixed maturities:
   U.S. Government agency obligations                                   $  2,053        $  185        $    --      $  2,238
   State and municipal obligations                                           105             2             --           107
   Corporate bonds and obligations                                       373,603         6,447         22,462       357,588
   Mortgage-backed securities                                            178,691         2,396          2,582       178,505
                                                                         -------         -----          -----       -------
Total fixed maturity securities                                         $554,452        $9,030        $25,044      $538,438
                                                                        ========        ======        =======      ========
Common stocks                                                           $  1,571        $   --        $   285      $  1,286
                                                                        ========        ======        =======      ========

At December 31, 2001, bonds carried at $300 were on deposit with the state of New York as required by law.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

At December 31, 2001, fixed maturity securities comprised approximately 87 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $129 million of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                     2001           2000
Aaa/AAA                                                $  374,228      $223,368
Aaa/AA                                                         --         3,000
Aa/AA                                                      17,727        16,084
Aa/A                                                       22,258        26,649
A/A                                                       157,143       147,290
A/BBB                                                      56,340        48,993
Baa/BBB                                                   340,542       338,430
Baa/BB                                                     12,795        17,670
Below investment grade                                     49,026       138,784
                                                           ------       -------
Total                                                  $1,030,059      $960,268
                                                       ==========      ========

At December 31, 2001, approximately 91 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturity securities classified as held-to-maturity were sold with amortized cost of $nil and $790, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Available-for-sale securities were sold during 2001 with proceeds of $214,426 and gross realized gains and losses of $5,457 and $27,383, respectively. Available-for-sale securities were sold during 2000 with proceeds of $91,946 and gross realized gains and losses of $2,015 and $478, respectively.
Available-for-sale securities were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $7,197 and ($16,299), respectively, with the $23,496 change, net of taxes and deferred policy acquisition costs, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized loss on available-for-sale securities was a decrease of $7,141. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $40,706.

During 2001, the Company recorded pretax losses of $30,978 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Statements of Income, approximately $24,110 of these losses are included in Net realized (losses) gains on investments and approximately $6,868 are included in Net investment income.

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $22,031, into a securitization trust. In return, the company received $2,921 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $19,110. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $2,921. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Fair values of security investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Mortgages loans on real estate
At December 31, 2001, approximately 10 percent of the Company's investments were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                December 31, 2001        December 31, 2000
                           On balance       Funding    On balance     Funding
Region                        sheet       commitments     sheet     commitments
West North Central          $ 15,978         $--       $ 19,409        $--
East North Central            21,337          --         24,249         --
South Atlantic                22,402          --         27,926         --
Middle Atlantic               14,362          --         16,937         --
Pacific                        6,466          18          6,614         --
Mountain                      30,522          --         34,475         --
New England                    7,354          --          7,564         --
East South Central             7,089          --          7,250         --
                               -----         ---          -----        ---
                             125,510          18        144,424         --
Less reserves for losses         805          --            303         --
                               -----         ---          -----        ---
Total                       $124,705         $18       $144,121        $--
                            ========         ===       ========        ===

                                December 31, 2001         December 31, 2000
                           On balance       Funding    On balance     Funding
Property type                 sheet       commitments     sheet     commitments
Apartments                  $ 40,395         $18       $ 49,180        $--
Department/retail stores      41,102          --         45,917         --
Office buildings              18,754          --         21,144         --
Industrial buildings          14,218          --         16,169         --
Nursing/retirement             4,178          --          4,954         --
Medical buildings              6,863          --          7,060         --
                               -----         ---          -----        ---
                             125,510          18        144,424         --
Less reserves for losses         805          --            303         --
                               -----         ---          -----        ---
Total                       $124,705         $18       $144,121        $--
                            ========         ===       ========        ===

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $nil. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $nil.

The Company recognized $nil, $nil and $2 of interest income related to impaired mortgage loans for the years ended December 31, 2001, 2000 and 1999, respectively.

The following table presents changes in the reserve for mortgage loan losses:

                                             2001          2000          1999
Balance, January 1                          $303         $1,200        $1,500
Provision for mortgage loan losses           502           (897)         (300)
                                             ---           ----          ----
Balance, December 31                        $805         $  303        $1,200
                                            ====         ======        ======

Sources of investment income and realized (losses) gains on investments
Net investment income for the years ended December 31 is summarized as follows:

                                            2001          2000           1999
Interest on fixed maturities             $69,566        $76,859       $78,342
Interest on mortgage loans                10,682         11,954        12,895
Interest on cash equivalents                  99          1,069           350
Other                                       (999)         2,333         4,764
                                            ----          -----         -----
                                          79,348         92,215        96,351
Less investment expenses                     176            724           837
                                             ---            ---           ---
Total                                    $79,172        $91,491       $95,514
                                         =======        =======       =======

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:

                                            2001           2000          1999
Available-for-sale securities           $(25,925)         $ (57)       $1,086
Mortgage loans on real estate               (501)           896           300
                                            ----            ---           ---
Total                                   $(26,426)          $839        $1,386
                                        ========           ====        ======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:
                                            2001          2000           1999
Federal income taxes:
Current                                  $ 8,098        $19,245       $16,426
Deferred                                  (4,763)         1,898         2,196
                                          ------          -----         -----
                                           3,335         21,143        18,622
State income taxes-current                 1,350          1,180           619
                                           -----          -----           ---
Income tax expense                       $ 4,685        $22,323       $19,241
                                         =======        =======       =======

Income tax expense (benefit) differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                                  2001                     2000                   1999
                                                           Provision    Rate        Provision    Rate     Provision  Rate
Federal income taxes based on the statutory rate            $4,445      35.0%       $21,842      35.0%    $20,148     35.0%
Tax-excluded interest and dividend income                     (258)     (2.0)          (207)     (0.3)       (509)    (0.9)
State tax, net of federal benefit                              878       6.9            767       1.2         402      0.7
Other, net                                                    (380)     (3.0)           (79)     (0.1)       (800)    (1.4)
                                                              ----      ----            ---      ----        ----     ----
Total income taxes                                          $4,685      36.9%       $22,323      35.8%    $19,241     33.4%
                                                            ======      ====        =======      ====     =======     ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2001, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                                          2001           2000
Deferred income tax assets:
   Policy reserves                                      $26,912       $28,469
   Investments                                           10,431         6,395
   Other                                                  4,742         4,738
                                                          -----         -----
Total deferred income tax assets                         42,085        39,602
                                                         ------        ------
Deferred income tax liabilities:
   Deferred policy acquisition costs                     43,393        40,118
   Investments                                            2,474            --
                                                          -----        ------
Total deferred income tax liabilities                    45,867        40,118
                                                         ------        ------
Net deferred income tax liabilities                     $ 3,782       $   516
                                                        =======       =======

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $151,649 and $166,503 as of December 31, 2001 and 2000, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 9 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory-basis net income and surplus).

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The state of New York adopted the provisions of the revised manual with modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes to the Company's statutory-basis capital and surplus as of January 1, 2001 was not significant.

5. RELATED PARTY TRANSACTIONS
The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $26, $23 and $27 in 2001, 2000 and 1999, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2001, 2000 and 1999 were $48, $106 and $218, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 2001, 2000 and 1999 were $nil.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 2001, 2000 and 1999, which are calculated on the basis of commission earnings of the individual financial advisors, were $199, $975 and $1,446, respectively. Such costs are included in deferred policy acquisition costs.

The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 2001, 2000 and 1999 were $nil, $nil and $96, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $19,919, $17,108 and $13,042 , for 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $2,814 payable to and $907 receivable from, respectively, IDS Life for federal income taxes.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC of $25,000. The interest rate for the line of credit is established by reference to various indices plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 2001 or 2000.

7. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years.

The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

At December 31, 2001 and 2000, traditional life insurance and universal life-type insurance in force aggregated $6,534,603 and $5,974,025 respectively, of which $675,563 and $332,556 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $nil, $150 and $150 for the years ended December 31, 2001, 2000 and 1999, respectively. Claim recoveries under the terms of this reinsurance agreement were $nil, $1,700 and $nil in 2001, 2000 and 1999, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $2,608, $3,125 and $2,873 for the years ended December 31, 2001, 2000 and 1999, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $924, $473 and $473 for the years ended December 31, 2001, 2000 and 1999, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $186,119 and $210,666 at December 31, 2001 and 2000, respectively. The accompanying statements of income include premiums of $nil for the years ended December 31, 2001, 2000 and 1999, and an increase in liabilities for future policy benefits of $4,301 related to this agreement for the year ended December 31, 2001. As of December 31, 2000 and 1999, there were decreases in liabilities for future policy benefits of $1,334 and $1,277, respectively.

At December 31, 2001, the Company had $18 of commitments to fund mortgage loans. There were no such commitments at December 31, 2000 (see Note 2).

8. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                 2001                         2000
                                                                        Carrying         Fair        Carrying         Fair
Financial Assets                                                          value          value         value          value
Fixed maturities:
   Held-to-maturity securities                                        $       --    $       --     $  405,816    $  404,427
   Available-for-sale securities                                       1,037,153     1,037,153        538,438       538,438
Common stocks                                                                179           179          1,286         1,286
Mortgage loans on real estate                                            124,705       130,920        144,121       148,119
Cash and cash equivalents                                                 17,365        17,365         39,213        39,213
Separate account assets                                                1,418,527     1,418,527      1,667,031     1,667,031
                                                                       ---------     ---------      ---------     ---------
Financial Liabilities
Future policy benefits for fixed annuities                            $  679,593    $  662,166     $  679,446    $  660,663
Separate account liabilities                                           1,244,282     1,201,652      1,461,266     1,411,203
                                                                       ---------     ---------      ---------     ---------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $91,143 and $85,154 , respectively, and policy loans of $5,754 and $6,174, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair values of deferred annuities is estimated as the carrying amount less applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $174,245 and $205,765, respectively.

IDS Life Insurance Company of New York
-------------------------------------------------------------------------------

9. STATUTORY INSURANCE ACCOUNTING PRACTICES
Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                                                                          2001          2000          1999
Net income, per accompanying financial statements                                      $ 8,016        $40,083       $38,324
Deferred policy acquisition costs                                                       (9,584)        (9,406)       (6,015)
Adjustments of future policy benefit liabilities                                        (3,064)        (1,657)       (4,615)
Deferred income tax (benefit) expense                                                   (4,763)         1,898         2,196
Provision (reduction) for losses on investments                                         (1,314)           817          (161)
Interest maintenance reserves gain/loss transfer and amortization                        5,797           (126)         (154)
Adjustment to separate account reserves                                                 (3,636)          (408)        5,498
Other, net                                                                                 552            486           766
                                                                                           ---            ---           ---
Statutory-basis net (loss) income                                                      $(7,996)       $31,687       $35,839
                                                                                       =======        =======       =======

                                                                                          2001          2000          1999
Stockholder's equity, per accompanying financial statements                          $ 316,463      $ 309,535     $ 279,810
Deferred policy acquisition costs                                                     (155,996)      (146,035)     (136,229)
Adjustments of future policy benefit liabilities                                         6,165          4,609         2,845
Deferred income tax liabilities (assets)                                                 3,782            516        (3,881)
Asset valuation reserve                                                                (11,195)       (16,421)      (16,164)
Adjustments of separate account liabilities                                             57,677         61,313        61,721
Adjustments of investments to amortized cost                                            (7,094)        17,467        23,440
Premiums due, deferred and in advance                                                    1,383          1,433         1,485
Deferred revenue liability                                                               5,102          4,100         3,021
Reserves for mortgage loan losses                                                          805            304         1,200
Non-admitted assets                                                                     (2,772)        (6,067)         (421)
Interest maintenance reserve                                                             2,515         (3,282)       (3,155)
Other, net                                                                             (12,911)        (8,683)       (5,416)
                                                                                       -------         ------        ------
Statutory-basis capital and surplus                                                  $ 203,924      $ 218,789     $ 208,256
                                                                                     =========      =========     =========

[GRAPHIC]

IDS LIFE INSURANCE COMPANY OF NEW YORK
20 MADISON AVENUE EXTENSION
ALBANY, NY 12203
(800) 541-2251                                                  S-6226 N (5/02)